Exhibit 10.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR
TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN MET OR (II) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE.





                                                                        $200,000




                              HC INNOVATIONS, INC.

                              --------------------

                           CONVERTIBLE PROMISSORY NOTE


                                                                   July 11, 2006

         HC Innovations, Inc., a Delaware corporation (the "Company"), the principal office of which is located at Six Corporate Drive, Suite 420, Shelton, CT 06484, for value received hereby promises to pay to Rubin Family Irrevocable Stock Trust (the "Holder"), or its registered assigns, the sum of Two Hundred Thousand Dollars ($200,000), or such lesser amount as shall then be outstanding hereunder ("Note Amount"). The principal amount hereof and any unpaid accrued interest hereon, as set forth below, shall be due and payable on the earlier to occur of (i) October 11, 2006 ("Maturity Date"), or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder.

         The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

         DEFINITIONS. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

                  (i)      "Company"   includes  any  corporation   which  shall
         succeed to or assume the obligations of the Company under this Note.

                  (ii) "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

         1. PAYMENT OF FUNDS BY HOLDER. The Holder promises to pay to the Company $100,000 of the Note Amount on the date hereof and the remaining $100,000 of the Note Amount on or before August 11, 2006.

         2. INTEREST. Commencing on July 31, 2006, and on each of August 11, 2006 and September 11, 2006, the Company shall pay interest at the rate of ten percent (10%) per annum (the "Interest Rate") on the principal of this Note outstanding during the period beginning on the date of issuance of this Note and ending on the Maturity Date; provided, however, that if the full Note Amount is not paid to the Company as provided in Section 1 above, interest shall only accrue on that portion of the Note Amount that was tendered to the Company. Notwithstanding, interest shall cease to accrue on the outstanding amounts owing under this Note on the Maturity Date.

         3.       EVENTS OF  DEFAULT.  If any of the  events  specified  in this
Section 3 shall occur (herein individually referred to as an "Event of Default"), the Holder of the Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Company:

                  (iii) Default in the payment of the principal and unpaid accrued interest of this Note when due and payable if such default is not cured by the Company within ten (10) days after the Holder has given the Company written notice of such default; or

                  (iv) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

                  (v) If, within ten (10) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within ten (10) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

         4. PREPAYMENT. The Company may, at its option, prepay the principal and interest of this Note, in whole or in part, without payment of any premium or penalty, by giving written notice thereof to the Holder at least one
(1) day prior to the date selected for prepayment.

         5.       POST MATURITY DATE

                  5.1 ISSUANCE. In the event that all of the principal and interest owing under this Note is not paid in full by the Maturity Date, the Holder shall be entitled to receive one share of Common Stock for each $1.00 owing and outstanding under this Note.

                  5.2 CONVERTIBLE DEBENTURE. In the event that all of the principal and interest owing under this Note is not paid in full by the Maturity Date, this Note shall be deemed to be a convertible debenture with interest at the rate of zero percent (0%) per year and a term of eighteen (18) months. Such convertible debenture shall be converted pursuant to section 6 below.

         6.       CONVERSION OF CONVERTIBLE DEBENTURE.

                  6.1 POST MATURITY CONVERSION. In the event that all of the principal and interest owing under this Note is not paid in full by the Maturity Date, interest shall cease to accrue on such outstanding amounts and this Note may be converted at any time into shares of the Company's Common Stock as provided herein. The entire principal and interest owing under this Note may be converted into shares of the Company's Common Stock ("Conversion Shares"), at the Conversion Price (as defined below). The initial Conversion Price shall be equal to fifty percent (50%) of the closing price of the Company's Common Stock as listed by the Over-the-Counter Bulletin Board on the day immediately prior to the conversion; provided, however, that in no event will the Conversion Price be less than $.40 per share.

                  6.2      CONVERSION PROCEDURE.

                           6.2.1    NOTICE OF  CONVERSION  PURSUANT  TO  SECTION
6.2. Before the Holder shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note at the office of the Company and shall give written notice by mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same pursuant to
Section 5.1, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to the Holder of this Note a certificate or certificates for the number of shares of Common Stock to which the Holder of this Note shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                           6.2.2    NOTICE OF  CONVERSION  PURSUANT  TO  SECTION
6.2. If this Note is converted, written notice shall be delivered to the Holder of this Note at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of the Company is located, notifying the Holder of the conversion to be effected, specifying the Conversion Price, the principal amount of the Note to be converted, the amount of accrued interest to be converted, the date on which such conversion will occur and calling upon such Holder to surrender to the Company, in the manner and at the place designated, the Note.

                  6.3 DELIVERY OF STOCK CERTIFICATES. As promptly as practicable after the conversion of this Note, but in no event later than thirty
(30) days from conversion, the Company at its expense will issue and deliver to the Holder of this Note a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

                  6.4 RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the holder of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         7. ASSIGNMENT. Subject to the restrictions on transfer described in Section 9 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

         8. WAIVER AND AMENDMENT. Any provision of this Note may only be amended, waived or modified upon the written consent of the Company and Holders.

         9. TRANSFER OF THIS NOTE OR SECURITIES ISSUABLE ON CONVERSION HEREOF. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company shall notify such Holder that such Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 9 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

         10. TREATMENT OF NOTE. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

         11. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if personally served on the party to whom such notice is to be given, on the date of transmittal of service via telecopy to the party to whom notice is to be given (with a confirming copy delivered within 24 hours thereafter), or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified mail, postage prepaid, or via a recognized overnight courier providing a receipt for delivery and properly addressed at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder.

         12. NO STOCKHOLDER RIGHTS. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of the Conversion Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted.

         13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding that body of law relating to conflict of laws.

         14. HEADING; REFERENCES. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

         IN WITNESS WHEREOF, the Company has caused this Note to be issued this 11th day of July 2006.

                                       HC Innovations, Inc.

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

Name of Holder: Rubin Family Irrevocable Stock Trust

Address:
        ------------------------------------

        ------------------------------------

                                    EXHIBIT A


                              NOTICE OF CONVERSION

                   (To Be Signed Only Upon Conversion of Note)


         The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into shares of Common Stock of HC Innovations, Inc., to the extent of $__________ unpaid principal amount of such Note, and requests that the certificates for such shares be issued in the name of, and delivered to, _____________, whose address is ______________________

Dated:____________________________


                                            ____________________________________
                                            (Signature   must   conform  in  all
                                            respects   to  name  of   holder  as
                                            specified on the face of the Note)


                                            ____________________________________
                                                         (Address)